UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2022

MONDEE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd.

Suite 315

Austin, Texas 78750

(Address of principal executive offices)(Zip Code)

(Registrant’s telephone number, including area code): (650) 646-3320

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	MOND	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MONDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K filed by Mondee Holdings, Inc. (the “Company”) on July 20, 2022 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination. This Amendment No. 1 amends (i) Item 9.01(a) in the Original Report to include the condensed consolidated financial statements of Mondee Holdings II, Inc. as of and for the fiscal quarter ended June 30, 2022 and 2021 and related notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations of Mondee Holdings II, Inc. for the fiscal quarter ended June 30, 2022 and (ii) Item 9.01(b) in the Original Report to include the unaudited pro forma condensed combined financial information of the Company as of the three and six months ended June 30, 2022 and for the year ended December 31, 2021. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The condensed consolidated financial statements of Mondee Holdings II, Inc. as of and for the fiscal quarter ended June 30, 2022 and 2021 and related notes are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Mondee Holdings II, Inc. for the fiscal quarter ended June 30, 2022.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of the three and six months ended June 30, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Condensed Consolidated Financial Statements of Mondee Holdings II, Inc. as of and for the fiscal quarter ended June 30, 2022 and 2021 (unaudited).
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Mondee Holdings II, Inc. for the fiscal quarter ended June 30, 2022.
99.3	Unaudited Pro Forma Condensed Combined Financial Information as of the three and six months ended June 30, 2022 and for the year ended December 31, 2021.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included within the Exhibit 101 attachments).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: September 7, 2022	By:	/s/ Daniel Figenshu
	Name:	Daniel Figenshu
	Title:	Chief Financial Officer